UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2013

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 4, 2013 (the “Effective Date”), Geron Corporation (the “Company” or “Geron”), BioTime, Inc. (“BioTime”) and BioTime’s recently formed subsidiary, BioTime Acquisition Corporation (“BAC”), entered into an Asset Contribution Agreement (the “Asset Contribution Agreement”), subject to closing conditions, providing for the divestiture to BAC of Geron’s human embryonic stem cell assets.

Asset Contribution Agreement

     Under the terms of the Asset Contribution Agreement, upon the closing of the transaction (the “Closing”), Geron will contribute to BAC Geron’s human embryonic stem cell assets, including intellectual property, proprietary technology, materials, equipment and reagents, contracts, regulatory filings, Geron’s Phase 1 clinical trial of oligodendrocyte progenitor cells in patients with acute spinal cord injury, and Geron’s autologous cellular immunotherapy program, including data from the Phase 2 clinical trial of the autologous immunotherapy in patients with acute myelogenous leukemia (together with the Phase 1 clinical trial of oligodendrocyte progenitor cells in patients with acute spinal cord injury, the “Clinical Studies”). Upon the Closing, BAC will assume all post-closing liabilities with respect to all of the assets contributed by Geron, including any liabilities related to the Clinical Studies. Additionally, upon the Closing, BAC will be substituted for Geron as a party in an appeal by Geron of two rulings in favor of ViaCyte, Inc. by the United States Patent and Trademark Office’s Board of Patent Appeals and Interferences, filed by Geron in the United States District Court for the Northern District of California on September 13, 2012 (the “ViaCyte Appeal”), and BAC will assume all liabilities arising after the Closing with respect to the ViaCyte Appeal.

     As consideration for the contribution of Geron’s human embryonic stem cell assets to BAC, upon the Closing, BAC will issue to Geron approximately 6.5 million shares of Series A BAC Common Stock. Following the Closing, Geron will distribute the Series A BAC Common Stock to Geron’s stockholders on a pro rata basis (except in the case of fractional shares, which will be aggregated and sold by Geron and the proceeds of such sale distributed ratably to Geron’s stockholders, and in certain to-be-determined excluded jurisdictions, where, in lieu of distributing the Series A BAC Common Stock, Geron will sell the shares and distribute the proceeds ratably to its stockholders in such jurisdictions pursuant to the provisions of the Asset Contribution Agreement). BAC will also pay royalties to Geron on the sale of products that are commercialized, if any, in reliance upon Geron patents acquired by BAC.

     Upon the Closing, BioTime will contribute to BAC 8,902,077 shares of BioTime common stock (equivalent to $30 million, based on the aggregate volume-weighted average per share closing price, rounded to two decimal points, of shares of BioTime common stock as listed on the NYSE MKT for the 20 consecutive trading days immediately preceding January 4, 2013) (the “BioTime Shares”), five-year warrants to purchase 8 million shares of BioTime common stock (the “BioTime Warrants”) at an exercise price of $5.00 per share, $5 million in cash, minority stakes in two BioTime’s subsidiaries, OrthoCyte Corporation and Cell Cure Neurosciences, Ltd., and certain embryonic stem cell lines produced by BioTime’s subsidiary, ES Cell International Pte Ltd, together with a non-exclusive license to BAC to use such materials for any and all purposes. In return, BAC will issue to BioTime approximately 21.8 million shares of Series B BAC Common Stock and three-year warrants to purchase 3.15 million shares of Series B BAC Common Stock at an exercise price of $5.00 per share (the “BAC Warrants”). After Geron’s distribution of the Series A BAC Common Stock to Geron’s stockholders, BAC will distribute the BioTime Warrants on a pro rata basis to the holders of the Series A BAC Common Stock.

     The Asset Contribution Agreement contains customary representations, warranties and covenants by Geron, BioTime and BAC. Geron, BioTime and BAC have agreed, among other things, not to solicit any offer or proposal for a competing or alternative transaction, or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, any competing or alternative transaction. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the transaction to be consummated.

     Additionally, BioTime is required to promptly seek the approval of its shareholders with respect to certain BioTime equity issuances required under the Asset Contribution Agreement, including the issuance of the BioTime Shares and the BioTime Warrants. In addition, BioTime is required to file a registration statement (the “BioTime Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the BioTime Warrants to be distributed by BAC to the holders of the Series A BAC Common Stock and the shares of BioTime common stock issuable upon exercise of the BioTime Warrants, and to use its reasonable best efforts to cause the BioTime Registration Statement to be declared effective by the SEC. BAC is required to file a registration statement (the “BAC Registration Statement”) with the SEC to register the Series A BAC Common Stock to be distributed to Geron’s stockholders, and to use its reasonable best efforts to cause the BAC Registration Statement to be declared effective.

     The Asset Contribution Agreement contains customary termination provisions, including: (a) by Geron or BioTime if the Closing has not taken place before September 30, 2013, (b) by Geron or BioTime if the required BioTime shareholder approvals are not obtained, and (c) by Geron if BioTime’s board of directors withdraws its recommendation for approval of the transaction (a “Recommendation Withdrawal”, as defined by the Asset Contribution Agreement), or if certain BioTime shareholders materially breach certain support agreements (described below) entered into in connection with the transaction. If the Asset Contribution Agreement is terminated by either Geron or BioTime due to failure to receive required BioTime shareholder approvals, or if the Asset Contribution Agreement is terminated by Geron as a result of a Recommendation Withdrawal or breach of the support agreements by certain BioTime shareholders, Geron is entitled to receive a termination fee in the amount of $1.8 million.

     The Closing, which is expected to occur no later than September 30, 2013, is subject to the satisfaction of certain closing conditions, including approval by BioTime’s shareholders, the effectiveness of the BioTime Registration Statement and BAC Registration Statement, the Insurance Policy (defined below) being in full force and effect, and other negotiated closing conditions.

     Subject to certain limits set forth in the Asset Contribution Agreement, each of Geron and BioTime is required to indemnify the other party against all losses and expenses relating to breaches of its representations, warranties and covenants. With limited exceptions, the maximum amount of damages that may be recovered by either party for such indemnified losses under the Asset Contribution Agreement is limited to $2 million.

     BioTime and BAC have agreed to indemnify Geron from and against certain liabilities relating to (a) Geron’s distribution of Series A BAC Common Stock to Geron’s stockholders, (b) BAC’s distribution of securities to holders of the Series A BAC Common Stock, and (c) any distribution of securities by BAC to holders of the Series A BAC Common Stock within one year following the Closing, from the date of the first effective date of the BioTime Registration Statement and/or the BAC Registration Statement through the fifth anniversary of the earliest to occur of the date on which all of the BioTime Warrants have either expired, or been exercised, cancelled or sold. BioTime has also agreed to use its reasonable best efforts to obtain at its cost and expense prior to the Closing a policy of insurance covering such indemnification obligations for a period of five years after the earliest effective date of the BioTime Registration Statement and/or the BAC Registration Statement (the “Insurance Policy”).

     The foregoing description of the Asset Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Contribution Agreement and all exhibits thereto, copies of which are filed herewith as Exhibit 2.1 to this Current Report on Form 8-K. The Asset Contribution Agreement and all exhibits thereto are incorporated herein by reference. Capitalized terms used above that are not otherwise defined herein shall have the respective meanings set forth in the Asset Contribution Agreement.

Support Agreements

     Contemporaneously with the entry into the Asset Contribution Agreement, Geron entered into a Support Agreement with each of BioTime shareholders Alfred D. Kingsley, Neal C. Bradsher, and Michael D. West (collectively, the “Support Agreements”), under which such BioTime shareholders and certain related entities agreed, subject to certain limitations, to vote those shares of BioTime common stock owned by them as of the applicable record date for any vote or action by written consent in favor of the transactions contemplated by the Asset Contribution Agreement and against any merger, consolidation or dissolution of BioTime, or any action which might delay or prevent the transactions contemplated by the Asset Contribution Agreement. As of January 4, 2013, the shares of BioTime common stock subject to the Support Agreements represented an aggregate of approximately 35.6% of BioTime’s outstanding shares of common stock.

Use of Forward-Looking Statements

     Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report on Form 8-K regarding Geron’s plans or expectations for or of: closing of a transaction entered into under the Asset Contribution Agreement regarding a divestiture of the Company’s stem cell assets, including without limitation: certain approvals by BioTime’s shareholders, the effectiveness of certain registration statements to be filed by BioTime and BAC with the SEC with respect to the securities to be distributed as contemplated by the Asset Contribution Agreement, other negotiated closing conditions and closing no later than September 30, 2013, and statements related thereto, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) the ability of the parties to close the proposed transaction by September 30, 2013, or at all; (ii) satisfaction of all the conditions precedent to closing the proposed transaction, including without limitation the ability of BioTime to secure approval of BioTime’s shareholders and the effectiveness of registration statements to be filed by BioTime and BAC with the SEC, and the other negotiated closing conditions; (iii) the possibility of litigation (including related to the transaction itself); (iv) the ability of Geron to protect and maintain the assets to be contributed to BAC, including Geron's intellectual property rights and the continuation of in-licenses; (v) Geron's intellectual property licensors' refusal to transfer intellectual property rights from Geron to any third party; and (vi) other risks described in Geron’s and BioTime’s SEC filings. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the SEC under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ended September 30, 2012. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Additional Information and Where to Find It

     BioTime intends to file with the SEC a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of BioTime and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by BioTime with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement and other relevant documents (when available) from BioTime by directing a request by mail or email to BioTime’s Chief Financial Officer at 1301 Harbor Bay Parkway, Alameda, California 94502 or pgarcia@biotimemail.com.

Participants in the Solicitation

     Geron and BioTime, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from BioTime’s stockholders in connection with the proposed transaction. Information about BioTime’s directors and executive officers is set forth in BioTime’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2012. The proxy statement and other relevant documents (when available) filed with the SEC are available free of charge at the SEC’s web site at www.sec.gov, and from BioTime by directing a request by mail or email to BioTime’s Chief Financial Officer at 1301 Harbor Bay Parkway, Alameda, California 94502 or pgarcia@biotimemail.com, or by going to BioTime’s Investor Relations page on its corporate web site at www.biotimeinc.com. Information about Geron’s directors and executive officers is set forth in Geron’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2012. The proxy statement and other relevant documents (when available) filed with the SEC are available free of charge at the SEC’s web site at www.sec.gov, and from Geron by contacting Investor Relations by mail at Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, Attn: Investor Relations Department, or by going to Geron’s Investor Relations page on its corporate web site at www.geron.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that BioTime intends to file with the SEC.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number	Description
2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc. and BioTime Acquisition Corporation *

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: January 8, 2013	By:	/s/ Stephen N. Rosenfield
	Name:	Stephen N. Rosenfield
	Title:	Executive Vice President,
General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Contribution Agreement by and among Geron Corporation, BioTime, Inc., and BioTime Acquisition Corporation *

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.